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                                                                   EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITOR


     We consent to the incorporation by reference in the Registration Statement (Form S-8) of our report dated August 25, 1997 with respect to the Consolidated Financial Statements of Koppers Australia Pty. Ltd. included in the 1997 Koppers Industries, Inc. Annual Report (Form 10-K) filed with the Securities and Exchange Commission.

                              /s/   ERNST & YOUNG

Sydney, Australia

July 15, 1998